UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 20, 2017

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

900 Third Avenue
New York, NY 10022-1010
(Address of principal executive offices)

(212) 418-0100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In connection with the Acquisition (as defined below) and the related equity financing and debt financing, Virtu Financial, Inc. (the “Company”) intends to present and/or distribute to certain investors a slide presentation dated April 20, 2017, which is attached to this Current report on Form 8-K as Exhibit 99.1 and incorporated by reference herein (the “Investor Presentation”). The Investor Presentation contains certain information about the Company’s results of operations and financial condition as of March 31, 2017 as well as supplemental information regarding the proposed Acquisition. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1. The Investor Presentation may also be used by executive management of the Company in future meetings with investors and analysts. The Investor Presentation will also be available on the Company’s website at www.virtu.com/.

ITEM 7.01           REGULATION FD DISCLOSURE

On April 20, 2017, the Company issued a press release with KCG Holdings, Inc. (“KCG) to announce that it entered into a definitive agreement to acquire KCG Holdings, Inc. (the “Acquisition”). A copy of the press release is attached as Exhibit 99.2 to this report on Form 8-K and is incorporated by reference herein.

The information in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated April 20, 2017.
99.2	Press release, dated April 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By:	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary
and General Counsel

Dated: April 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated April 20, 2017.
99.2	Press release, dated April 20, 2017.